Accretive Health Retains Goldman, Sachs & Co. as Financial Advisor

CHICAGO - July 24, 2015 - Accretive Health, Inc. (OTC Pink: ACHI) today announced that its Board of Directors has retained Goldman, Sachs & Co., to serve as financial advisor to the Company and to assist the Board in its evaluation of potential strategic alternatives. Accretive announced on July 16, 2015 that its Board had resolved to undertake a review of strategic alternatives to enhance stockholder value. While the review is ongoing, the Company’s strengthened management team will continue to focus on a number of strategic and operational initiatives intended to drive the Company’s long term growth and financial performance.
The Company has not made a decision to pursue any specific strategic transaction or any other strategic alternative. There can be no assurance that the exploration of strategic alternatives will result in the completion of any transaction or other alternative. The Company has not set a timetable for completion of the evaluation process, and it does not expect to comment further unless and until its board of directors has approved a specific transaction, or it otherwise deems further disclosure is appropriate or required by law.
As previously announced, the Company also has retained Kirkland & Ellis LLP, as its legal advisor.
Safe Harbor
This press release contains forward-looking statements, including the statements regarding the plans, strategies and objectives of management for future operations, effects of current or future economic conditions or performance and industry trends and other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing. All forward-looking statements contained in this press release involve risks and uncertainties. The Company’s actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on June 23, 2015, under the heading “Risk Factors”. The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the expectations underlying any of its forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected.
All forward-looking statements included in this press release are expressly qualified in their entirety by these cautionary statements. The Company cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that the Company may consider immaterial or does not anticipate at this time. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations may prove correct. The Company’s expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning the Company and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time. The Company assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. The Company advises investors, however, to consult any further disclosures it makes on related subjects in our periodic reports that it files with or furnishes to the SEC.
About Accretive Health
At Accretive Health, our mission is to partner with healthcare communities to serve as a catalyst for a healthier future for all. For more information, visit www.accretivehealth.com.
Contact:
Accretive Health, Inc.
Investor and Media Relations:
Atif Rahim
312.324.5476
investorrelations@accretivehealth.com

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